UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 Notice of Delisting or Failure to Satisfy Listing Rules

On May 5, 2026, Purple Innovation, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as notified by Nasdaq on November 5, 2025, the bid price of the Company’s Class A common stock had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until May 4, 2026, to regain compliance with the Minimum Bid Price Requirement. The Company has not regained compliance with the Minimum Bid Price Requirement and is not eligible for a second 180-day remediation period. Accordingly, unless the Company requests an appeal by May 12, 2026, of this determination, Nasdaq has determined that the Company’s securities will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on May 14, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq (the “Delisting Determination”).

The Company will appeal the Delisting Determination on or before May 12, 2026 by requesting a hearing before the Nasdaq Hearings Panel (the “Panel”). The hearing request is expected to stay the suspension of the Company’s common stock and the filing of the Form 25-NSE pending the Panel’s decision. The Company expects that its common stock will continue to trade on Nasdaq pending the conclusion of the hearing process. While the Company believes it has a plan to comply with listing standards, including by effecting a reverse stock split to regain compliance with Nasdaq’s continued listing requirements, there can be no assurance that a favorable decision from the Panel will be obtained.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026	PURPLE INNOVATION, INC.

	By:	/s/ Robert G. Lucian
Robert G. Lucian
Chief Financial Officer

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